UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On January 16, 2024, First Citizens BancShares, Inc. (“BancShares”) announced the appointment of Gregory L. Smith, age 59, to the position of Chief Information & Operations Officer, effective January 9, 2023. He also will serve as Chief Information & Operations Officer of BancShares’ subsidiary, First-Citizens Bank & Trust Company (“First Citizens Bank”). Mr. Smith will serve in each of these positions at the pleasure of the Board of Directors of BancShares and of First Citizens Bank (the “Boards”), respectively, until his successor has been duly appointed, or until his earlier death, resignation, retirement, removal, or disqualification. In his positions, Mr. Smith will be responsible for the strategic enablement of technology, operations, cyber and data functions across the enterprise.

Mr. Smith joins BancShares and First Citizens Bank from TD Bank Financial Group in Toronto, Canada, where he worked from 2019 to 2023. Most recently, he served as head of Transformation and Corporate Operations. In this leadership role, he set the vision and built key capabilities to drive end-to-end transformational change. He also was responsible for managing corporate projects and technology platforms. Prior to that role, Mr. Smith served as head of North American Contact Centers & ATM Channels and as head of North American Customer Operations for TD Bank Financial Group. Prior to his Canadian assignment, he held various leadership positions at TD Bank, NA in the U.S. (2010-2019), including serving as head of Shared Services from 2014 to 2019, the National Australia Bank in Melbourne, Australia (2006-2010), and General Electric (1990-2006). A graduate of Saint Michael’s College in Colchester, Vt., Mr. Smith received bachelor’s degrees in both Computer Science and Business Administration. He also earned his MBA from Clarkson University in Potsdam, N.Y.

In addition to benefits provided generally by First Citizens Bank to all of its officers and employees, the terms of Mr. Smith’s employment as Chief Information & Operations Officer include (i) an annual base salary of $600,000; (ii) a signing bonus of $100,000; (iii) long-term cash payments of $100,000 each payable on the first scheduled pay date following January 8, 2025, January 8, 2026 and January 8, 2027; and (iv) performance bonuses of up to $1.8 million each for the 2024 and 2025 performance years, payable in the first quarters of 2025 and 2026, respectively, based on the achievement of pre-established project and/or strategic objectives. The long-term cash payments and performance bonuses are contingent on Mr. Smith’s active employment with First Citizens Bank on each applicable payment date. Mr. Smith also will be eligible to participate in First Citizens Bank’s Long-Term Incentive Plan (the “LTIP”) for the 2024-2026 performance period, with a recommended target award equal to 300% of his base salary at time of grant, subject to approval by the Joint Compensation, Nominations and Governance Committee of the Boards. Mr. Smith’s participation in the LTIP is subject to the terms thereof, a description of which is included in BancShares’ definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2023. Mr. Smith has also been provided a relocation package comprised of a relocation allowance of $50,000, which is subject to Mr. Smith’s relocation to the Raleigh, NC area by January 8, 2025, and payment of closing costs in connection with purchase of a new residence, as well as payment of moving, temporary housing and certain other relocation expenses. If Mr. Smith’s employment with First Citizens Bank terminates prior to January 8, 2026, other than as a result of a layoff, position elimination, death or disability, Mr. Smith’s signing bonus and relocation allowance are subject to repayment on a pro rata basis based on the number of full months of employment completed.

There are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was selected as an officer, and there are no transactions or relationships between Mr. Smith and BancShares requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Smith and any of the directors or executive officers of BancShares requiring disclosure under Item 404(d) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.
On January 16, 2024, BancShares issued a press release announcing the appointment of Mr. Smith, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The information set forth in Item 7.01 of this Report, including in Exhibit 99.1, shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits
    (d) Exhibits. The following exhibits accompany this Report.

Exhibit No.	Description

99.1	Press Release dated January 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	January 16, 2024	By: /s/ Craig L. Nix
Name: Craig L. Nix
Title: Chief Financial Officer